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                                                                   EXHIBIT 23.1


                     CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our report dated March 5, 2002 included in this Annual Report on Form 10-K, on Valero L.P.'s previously filed Registration Statement File No. 333-81806.


                                                     /s/ Arthur Andersen LLP


San Antonio, Texas
March 25, 2002